                                                                   EXHIBIT 10.22

LEASE AGREEMENT entered into on and as of this 22nd day of January, 2001, by and between 340 Associates, L.L.C., a Maine Limited Liability Corporation ("Landlord") and COLO Solutions L.L.C., a Florida Limited Liability Corporation ("Tenant").

1. SUBJECTS REFERRED TO. Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Article:

a)       Landlord:  340 Associates, L.L.C.
                    120 Exchange St.
                    Portland, ME 04101

b)       Tenant:    COLO Solutions
                    560 Hawksbill Island Drive
                    Satellite Beach, FL 32937

c) Premises: The premises shall be deemed to contain 4,085+/- sq. ft. of space on the first floor of 340 Cumberland Avenue, Portland, Maine.

d) Term Commencement Date: Sixty (60) days after full lease execution, provided that the premises are ready for occupancy as contemplated by Exhibit A and that the Landlord has obtained City of Portland approval for the Tenant to occupy the space. Occupancy delays beyond the Landlord's control due to weather, construction schedule and deliveries, might affect the date of occupancy and the Landlord shall not be penalized for such delays. Landlord shall exert its best reasonable efforts to provide the Tenant with "early access" to the premises prior to completion of the Exhibit A work and prior to issuance of a Certificate of Occupancy for the purposes of equipment delivery and installation.

e)       Term: Five (5) years

f) Options: Two (2) renewal options of Five (5) years each. Tenant agrees to give Landlord at least nine (9) months advance written notice of its intent to exercise this Option.

g)       Annual Rent: Refer to Exhibit "B" for rate schedule.

h) Minimum Security Deposit: $16,340.00 total: $10,893.33 at Lease execution and $5,446.67 sixty (60) days thereafter.

i) Taxes, Insurance, Common Area Maintenance: Tenant shall pay its pro rata share based upon the proportion which the square foot area of the leased premises bears to the total square foot area of the building, that percentage being 8.92%.

j) Permitted Uses: Housing Telecommunications equipment and related office uses.

k) Public Liability Insurance: Bodily injury and property damage of $2,000,000/$2,000,000 with aggregate limit of liability not to exceed $2,000,000 in any year.

l)       Pet Policy: Pets of any kind are not permitted in the premises.

2. LEASE. Landlord hereby leases unto Tenant, and Tenant hereby leases from landlord the Premises located at 338-340 Cumberland Avenue, Portland, Maine, consisting of 4,085 square feet of rentable space on the first floor of the building.

3. TERM. Tenant shall have and hold the Premises, unless sooner terminated, for the original term and commencing on the Term Commencement Date.

4. RENT. The annual rent is as set forth in Article 1 above. Said rent shall be payable monthly in advance on the first day of each month. For any partial month within the term hereof, said rent shall be payable on a prorated basis on the first day of such month within the term. Notwithstanding any other provisions of this Lease, Tenant agrees that any rent not paid by the tenth
(10th) of the month will be assessed a penalty of five percent (5%) for payment not received by the tenth (10th) day of the month.

5.       SECURITY DEPOSIT. Tenant will pay over to Landlord the sum provided in
Article 1.i, to be held by Landlord throughout the term of this Lease in a non interest bearing account, as a security deposit for the faithful performance of all of Tenant's obligations hereunder. Said security deposit earned will be returned to Tenant at the end of the Lease Term, provided the Leased Premises are left in good repair, "broom clean", and provided Tenant has not been in default of the Lease. Landlord will have the right to apply any part or the whole of said security deposit to the curing of any default that may then exist, without prejudice, or to any other remedy which Landlord may have on account thereof. Where Landlord must apply said security deposit to rectify Tenant's default, Tenant is obligated to Landlord for restitution and/or recompensation for the amounts owed up to the value of the security deposit. Should the premises be conveyed by Landlord, such deposit, or the balance thereof, will be turned over by Landlord to Landlord's transferee, and, if such is done, Tenant hereby releases Landlord from any and all liability with respect to the deposit and its application or return; Tenant agrees to look only to such transferee thereafter. If Tenant shall have fully complied with all of the terms of this Lease during the entire term hereof or if Tenant shall have recompensated Landlord for security deposit applied to rectify Tenant's default, the said security deposit will be returned to Tenant at the end of the Lease term.

6. REAL ESTATE TAXES, INSURANCE AND COMMON AREA MAINTENANCE ASSESSMENTS. Real estate taxes, reasonable insurance and normal and customary reasonable cleaning, maintenance and management fees, common area utilities, customary snow removal charges, and other reasonable and typical common area operating costs, shall be paid by Tenant on a pro rata basis based upon the proportion which the square foot area of the leased premises bears to the total square foot area of the building. Tenant will pay said pro rata assessments each month in addition to the base rent set forth above.

7. UTILITIES. Tenant shall pay for all water charges, sewer charges or sewer tax, gas, electricity, fuel and like utilities used or consumed in or upon the leased premises, including the operation of the heating, air-conditioning and fire protection for the leases Premises. Separate metering may be provided for the leased Premises for utilities. Landlord may interrupt the supply of water, gas, electric, and also sewer service and any other similar utilities upon terms that are mutually agreed upon by both parties, and with prior written notification of such interruption. When interruptions are beyond the indirect or direct control of the Landlord the above requirements do not apply. Tenant shall be responsible for the payment of any deposits or similar charges required to be paid in connection with supply of services and for the payment of any sewer or other utility assessment, charge or connection fee required to be paid as a result of a change in the nature of a utility service to the leases Premises made by Tenant after the commencement date of this Lease.

For items beyond the direct or indirect control of Landlord, Landlord shall not be liable in damages or otherwise for any failure to furnish or interruption of the services of water, gas, electricity, or sewer.

Nothing in this article is intended to limit Landlord's ability to make emergency repairs, in a prompt manner, as Landlord deems necessary. Tenant's agreement and written notification are both waived with respect to emergencies. For those utilities, and charges under Section 6 of this Lease, billed by the Landlord to the Tenant, whether metered or pro-rated, the Tenant shall pay all charges in full by the twentieth (20th) of the month for the previous month's usage; Landlord to provide bill to Tenant by the tenth (10th) of the month. Tenant agrees to pay a penalty of five percent (5%) if payment is not received by the twentieth (20th) of the month.

8. QUIET ENJOYMENT. The Tenant, upon payment of the rent herein reserved and upon performance of all the terms of this Lease, shall at all times during the lease term and any extension thereof peacefully and quietly enjoy and be able to productively use the leased property for the intended purposes without unreasonable disturbance.

9.       MAINTENANCE.

(a) The Tenant shall keep the leased Premises in a neat, clean, and sanitary condition and in as good order and repair as at the commencement of the Lease, reasonable wear and tear excepted. Tenant shall not do anything to cause the leased Premises or the activities therein to violate any municipal, county, state, or federal law, ordinance, or requirement, including, but not limited to any Maine Department of Environmental Protection regulations, and shall promptly act upon any direction of any officer of competent authority. The Tenant shall permit no waste with regard to the leased Premises. Tenant shall make no permanent improvements to the leased Premises without the prior written approval of Landlord which approval shall not be unreasonably withheld or delayed. Any such permanent improvements approved by Landlord shall become the property of Landlord upon termination of this lease for any reason except as mutually agreed by Tenant and Landlord. No work which Landlord permits Tenant to do pursuant to this Lease, whether in the nature of erecting, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises. Tenant shall pay promptly all persons furnishing labor or materials performed or furnished, or alleged to be performed or furnished, to Tenant or to anyone holding the leased Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged or bonded after being notified of the filing thereof; and, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord including reasonable attorney's fees incurred by Landlord in procuring the discharge of lien, per annum, shall be due and payable by Tenant to Landlord as additional rental. in addition, Landlord may charge interest of eighteen percent (18%) on such funds after thirty (30) days of delivery of notice by Landlord to Tenant that Landlord has paid such lien.

(b) The Landlord shall keep the structural, mechanical, electrical, and sanitary portions of the building which shall be defined to include without limitation, exterior walls, foundation, floors, roof, and exterior glass in good order and repair, provided, however, that any such maintenance made necessary by fault or neglect of the Tenant or the employees or visitors of the Tenant shall be at the expense of the Tenant and Tenant shall pay all costs therefore. Tenant will be responsible for all light bulb replacement and supplies consumed within its leased premises.

(c) Tenant shall be solely responsible for any costs related to security of the premises necessitated by use by the Tenant, its employees, customers, or clients, except as it relates to common areas which shall be protected and maintained with reasonable efforts at Landlord's expense. This determination shall be at the sole discretion of the Landlord.

10. COMMON AREAS. Landlord grants to Tenant and its agents, employees and customers, a non-exclusive license to use the Common Areas in common with others during the Term, subject to the exclusive control and management thereof at all times by Landlord and subject further to the rights of Landlord and Tenant set for herein.

11.      SIGNS, AWNINGS, CANOPIES, FIXTURES, ALTERATIONS.

(a) Tenant shall not make or cause to be made any alterations, additions, or improvements, erect any sign(s) or make any changes to the Leased Premises or the Building without first obtaining Landlord's written approval and consent. Tenant shall present to Landlord plans and specifications for such work at the time approval is sought. Tenant shall promptly remove any liens or encumbrances against the Leased Premises or Building which may arise as a result of such alterations, additions, or improvements. Exterior signage to be in accordance with Landlord's standards and compatible with other signs in the Building.

(b) At the expiration or earlier termination of this Lease, all alterations, modifications, or improvements upon the Premises made by Tenant, including decorations, signs, awnings, canopies, sprinklers, heating, ventilating, and air conditioning equipment, lighting fixtures, plumbing equipment, generator, racks, cabinets, cases, security access system and the like, absent any agreement between Landlord and Tenant to the contrary at the time of the installation, or unless Landlord directs Tenant to remove said alterations, modifications, or improvements, shall at the option of Tenant, either
         (i) be removed by Tenant, or (ii) shall become the property of the Landlord and shall remain upon and be surrendered with the Premises as part thereof at the end of the Lease term. In the event the Landlord shall notify Tenant to remove any or all of the above described items, Tenant shall do so and shall promptly restore the Premises and the building as provided in paragraph nine (9) above. Should Tenant wish to enter into certain financing agreements which require the Tenant's Lender to take a security position in any of the above described items, any such lien or security position shall be subject to the Tenant not being in default under this lease. At the request of the Tenant or its Lender(s), the Landlord will enter into a Non-subordination and Attornment Agreement, in the conventional form, providing the Tenant's Lender(s) the opportunity to cure any of the Tenant's defaults under the lease.

(c) Signage is to be installed on building and common directory by Landlord to Building standards and size and paid for by Tenant.

12. TENANTS PROPERTY. All merchandise, furniture, fixtures, effects and property of every kind, nature or description of Tenant and of all persons claiming through or under Tenant which may be in the Leased Premises during the term or any occupancy by Tenant thereof, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes or other pipes, by theft or from any other cause, no part of said loss or damage is to be borne by Landlord.

13.      INSURANCE.

(a) Tenant agrees to and does hereby indemnify Landlord and save him harmless from and against any and all claims, actions, damages, liability, and expense, including but not limited to attorney's and other professional fees, in connection with loss of life, personal injury and/or damage to property arising from or out of the occupancy or use by Tenant of the Building or any part thereof or any other part of the building. Landlord shall not be responsible or liable to Tenant or to those claiming by, through or under Tenant, for any loss or damage which may be occasioned by or through the acts or omissions of persons occupying space adjoining the leased Premises or any part of the building, or for any loss or damage resulting to Tenant, or those claiming by, through, or under Tenant, or its or their property, from the breaking, bursting, stoppage or leakage of electrical cable wires, water, gas, sewer, or steam pipes, or the leaking of the roof or exterior walls, of the building, or the seepage or flooding of ground or storm water into the building. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the building as Tenant is given the right to use, at Tenant's own risk.

(b) At all times after the execution of this Lease, Tenant will take out and keep in force, at his expense, public liability insurance including insurance against assumed or contractual liability, with respect to the Premises, to afford protection to the limit, for each occurrence, of not less than Two Million Dollars ($2,000,000.00) with respect to personal injury or death with total aggregate liability not to exceed $2,000,000.00 in any given year. Said insurance shall provide for coverage of all third parties, including other tenants in the Landlord's building who might be harmed or injured, or suffer property damage, as a result of any negligent act of the Tenant. The insurance policy shall protect and hold harmless Landlord from any and all claims of all third parties and other tenants in the building who are harmed as described above, unless such claims arise from any act, conduct or omission of the Landlord, its agents, employees, or contractors.

(c) Tenant will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Premises which will contravene Landlord's policies of hazard or liability insurance or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything done or omitted to be done by Tenant, upon or about the leased Premises shall cause the rate of fire or other insurance on the Premises or on other property of Landlord or of others within the building to be increased beyond the minimum rate from time to time applicable to the Premises or to any such property for the use or uses made thereof, Tenant will pay as additional rental, the amount of any such increase upon Landlord's demand.

(d) Tenant shall provide at its expense a policy or policies of insurance covering loss or damage to its personal property in the amount of full replacement value thereof providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and business interruption insurance.

14. DAMAGE OR DESTRUCTION In case the Premises shall be damaged by fire or other casualty so as to render the same untenantable in whole or in part for any period, a just abatement of rent shall be made until the same shall be repaired by the Landlord, provided, however, that in case the Premises shall be so badly damaged by fire or any other casualty the Landlord shall not desire to rebuild, this Lease shall terminate at the Landlord's option and rent shall be apportioned to the time of such termination. Tenant shall be given prompt notice of any decision not to rebuild. Landlord shall not be liable for the interruption to Tenant's business or for damage to or replacement or repair of Tenant's personal property (including, without limitation, equipment, inventory, trade fixtures, floor coverings, furniture, and other property removable by Tenant under the provisions of this Lease) or to any leasehold improvements installed in the Premises by Tenant.

15. CONDEMNATION. If the Premises or any part thereof are taken or condemned by a duly constituted public authority, this Lease shall, as to the part taken, terminate and all proceeds and awards shall be paid to the Landlord. In the event that a substantial portion of the leased Premises itself is taken, both Landlord and Tenant shall have the right to terminate this Lease upon the giving of notice in writing ten (10) days in advance of the proposed termination date. In the event this Lease shall not be terminated as provided herein, rent shall abate proportionately as to the part so taken.

16. ASSIGNMENT AND SUBLETTING. The Tenant shall not assign, mortgage or encumber this Lease nor sublet the leased Premises or any part thereof without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld, giving, however, due consideration to the proposed usage and financial responsibility of the proposed assignee or subtenant. If this Lease is assigned or if the leased Premises or any part thereof is sublet or occupied by anybody other than the Tenant, Landlord may, after default by the Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, provided that no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee or subtenant as tenant or a release of the Tenant from the further performance of its obligations hereunder. The consent by the Landlord to an assignment or subletting shall not be construed to relieve or release the Tenant from its obligations under the terms of this Lease, unless Landlord shall so consent in writing. In the event of any sublease or assignment, Tenant shall obtain market rental rates for the Leased Premises and Tenant shall remain primarily liable for the Lease. Landlord shall receive all rent received by Tenant in excess of the base rent herein. Landlord shall have the right, but not the obligation, to recapture the space and release Tenant from its Lease obligation for the portion of the Leased Premises to be subleased or assigned rather than approve any sublease or assignment of the Lease. Notwithstanding the above, Tenant shall have the right to freely assign or sublease the Leased Premises to affiliates or subsidiaries so long as Tenant remains primarily liable for the Lease and so long as this provision continues for any subsequent non-affiliated assignment or sublease. It is understood that the Tenant's Co-Location business is not to be construed as either subleasing or lease assignment. Tenant shall also have the right to freely assign this lease to an entity which merges with, or acquires the Tenant's business provided such entity is of equal or greater creditworthiness as the Tenant.

17. USE. Tenant shall not use or occupy or permit the leased Premises to be used or occupied, nor do or permit anything to be done in or on the leased Premises, in a manner which will in any way violate any present or future laws or regulations of any governmental authority, including but not limited to zoning regulations or Maine Department of Environmental Protection regulations.

18. SUBORDINATION. Tenant shall, from time to time, upon request of Landlord, subordinate this Lease to any mortgage deed, and/or other security indenture hereafter placed upon the Premises, and to any renewal, modification, replacement or extension of such mortgage or security indenture, provided that, in the instrument of subordination, the holder thereof agrees that so long as Tenant shall not be in default under this Lease, he will not be disturbed from his peaceful, quiet enjoyment of the Premises and using the Premises for the intended purposes.

19. SALE. The term "Landlord" as used in this Lease means only the owner for the time being in fee of the leased Premises, or the owner of the leasehold estate created by an underlying lease, or the mortgagee of the fee or of such underlying lease in possession for the time being of the leased Premises, so that in the event of any sale of the leased Premises or of any creation, transfer or assignment or other conveyance of such underlying lease and the leasehold estate thereby created, the seller, transferor, or assignor shall be entirely relieved of all further obligations and duties hereunder (other than those obligations set forth in Article 19 below) provided that the buyer, transferee, or assignee shall assume all obligations and duties of landlord hereunder.

20. COSTS. Landlord and Tenant hereby agree that the Premises shall be improved substantially as set forth in Exhibit A and the cost of such improvement shall be borne by The Landlord.

21. DEFAULT. This Lease is made on the condition that if the Tenant shall fail to pay any rental as provided hereunder, or shall fail to pay any other monetary obligation to Landlord as provided hereunder, within ten (10) days of its due date, or fail to perform any other obligation hereunder and such other failure shall continue for fifteen (15) days under written notice thereof by Landlord, of if the estate hereby created shall be taken on execution or other process of law, or if Tenant shall be declared bankrupt or insolvent according to law, or if Tenant shall make or offer to make, in or out of bankruptcy, a composition with the Tenant's creditors, or if Tenant shall make an assignment for the benefit of its creditors, or if Tenant shall commit any act of bankruptcy, or if a receiver, trustee or other officer shall be appointed to take charge of Tenant's assets by any court, or if the Tenant shall hold over at the termination of this Lease as hereinabove provided, then and in any of said cases, notwithstanding any license of any former breach of covenants or waiver or consent in former instances, the Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter, upon three days prior written notice, (a) terminate this Lease by notice in writing to be effective three days hence or on a later date stated in said notice; (b) with or without process of law, enter into and upon leases Premises or any part thereof and repossess the same as of the Landlord's former estate; and/or (c) expel the Tenant and those claiming through or under the Tenant and remove its effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or preventing a breach of covenant, and upon entry as aforesaid, all rights of Tenant hereunder shall terminate. Tenant covenants that in case of such termination, Tenant will during the remainder of the then-current term pay to Landlord on the last of each calendar month the difference, if any, between the rental and other monetary obligations of Tenant which would have been due for such month had there been no such termination and the sum of such amounts being received by Landlord from occupants of the leased Premises, if any.

         The Landlord shall make reasonable effort to relet the Premises at a market rate of rent for the Premises concerned. In addition, Tenant agrees to pay to Landlord, as damages for any above described breach, the costs of reletting the Premises including real estate commissions, costs of restoring the Premises to their original condition, and costs of moving and storing Tenant's personal and trade fixtures. Tenant further agrees to pay and indemnify the Landlord against all legal costs and charges, including counsel fees reasonably incurred, in obtaining possession of the leased Premises after a default of the Tenant or after the Tenant's default in surrendering possession upon the expiration or earlier termination of the term of the Lease or of enforcing any covenant or obligation of the Tenant herein contained.

22.      ESTOPPEL CERTIFICATE.

(a) Tenant shall at any time upon ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
         (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Building. At Landlord's option, Tenant's failure to deliver such statements within such time shall be a material breach of this Lease or shall be conclusive upon Tenant (ii) that this lease is in full force and effect, without modification except as may be represented by Landlord's performance, and (iii) that not more than one month's rent has been paid in advance; or such failure may be considered by Landlord as a default by Tenant under this Lease.

(b) If Landlord desires to finance, refinance, or sell the Building, or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

23. LANDLORD'S ACCESS AND RELOCATION. Landlord and Landlord's agents shall have the right to enter the Leased Premises at reasonable times upon reasonable notice except in the case of an emergency for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Leased Premises or the Building as Landlord may deem necessary or desirable. Landlord may at any time, place on or about the Leased Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred and twenty (120) days of the term hereof place on or about the Leased Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant. In addition, Landlord reserves the right at any time during the term of the Lease (or any extensions thereof) to relocate Tenant to other reasonably comparable space within the Building. Landlord shall notify Tenant in writing at least sixty (60) days prior to the effective date of the relocation. Landlord agrees to pay for all reasonable moving costs incurred by Tenant in connection with a relocation including moving Tenant's equipment, circuits, etc. to space of equal or greater utility within the premises.

24. NOTICES. Any notice or communication relating to this Lease shall be deemed duly given if in writing and either hand delivered or sent by certified or registered mail, return receipt requested, postage pre-paid, addressed to the party for whom it is intended at such place as shall have been last designated by such party. Unless designated otherwise in writing, notices required under this Lease shall be given according to the names and addresses of Tenant and Landlord set forth in Article 1 above.

25. SIGNS. Tenant shall not place or suffer to be placed or maintained on the exterior of the leased Premises or of the building any sign, advertising matter or other thing of any kind, and will not place or maintain any decorations, window shades, curtains or blinds, or window treatment of any kind, letter or advertising matter on same or on the glass of any window or door of the leased Premises except as specifically approved in writing by Landlord as to size, style, and location on the Premises. Any signage approved by Landlord shall be at Tenant's sole cost and expense. All sign cabinets, panels, mounting hardware, and wiring shall become part of the building and considered the Landlord's property at the termination of the lease.

26. SELF-HELP. The acceptance of a check by Landlord for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, to the effect that such lesser amount constitutes payment in full shall be given no effect and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have given against Tenant.

27. HOLDOVER. If Tenant fails to vacate the Leased Premises at the termination of this Lease and/or any renewal term(s), then the terms of this Lease shall be applicable during said holdover period, except for base rent, which shall be increased to two (2) times the then current base rent for the period just preceding such termination; but this provision shall not be interpreted as consent or permission by the Landlord for Tenant to holdover at the termination of this Lease and terms of this holdover provision shall not preclude Landlord from recovering any other damages which it incurs as a result of Tenant's failure to vacate the Leased Premises at the termination of this Lease.

28.      MISCELLANEOUS PROVISIONS.

(a) Subject to the foregoing, the covenants and agreements of Landlord and Tenant shall run with the land and be binding upon and inure to the benefit of them and their respective heirs, executors, administrators, successors, and assigns, but no covenant or agreement of Landlord or Tenant, expressed or implied, shall be binding upon any person during such person's period of ownership or leasing nor binding individually upon any fiduciary, and shareholder or any beneficiary under any trust.

(b) If Tenant is more than one person or party, Tenant's obligations shall be joint and several. Unless repugnant to the context, "Landlord" and "Tenant" mean the person or persons, natural or corporate, named above as Landlord and Tenant respectively, and their respective legal representatives, heirs, administrators, executors, successors, and assigns.

(c) Landlord and Tenant agree that this Lease shall not be recordable. Landlord and Tenant at the request of either shall enter a Memorandum of Lease in recordable form, setting forth the actual commencement and termination dates of this Lease and the option to renew.

(d) If any provisions of this Lease or its application to any person or circumstances shall to any extent be held invalid or unenforceable, the remainder of this Lease shall be considered valid and enforceable, and effect shall be given to the intent manifested by the portion held invalid or unenforceable.

IN WITNESS WHEREOF, the parties hereto have set their hand and seals on and as of the date first set forth above.


WITNESS:                                     LANDLORD:
                                             340 ASSOCIATES, L.L.C.

/s/ Linda Corey                              /s/ Louis C. Wood
-----------------------------------          -----------------------------------
SIGNATURE                                    SIGNATURE


Linda Corey                             BY:  Louis C. Wood
-----------------------------------          -----------------------------------
NAME                                         NAME


                                        ITS: Partner
                                             -----------------------------------
                                             TITLE




WITNESS:                                     TENANT:
                                             COLO SOLUTIONS, L.L.C.

/s/ Margy A. Hoppin                          /s/ Ronald Stafford
-----------------------------------          -----------------------------------
SIGNATURE                                    SIGNATURE


Margy A. Hoppin                         BY:  Ronald Stafford
-----------------------------------          -----------------------------------
NAME                                         NAME


                                        ITS: Pres.
                                             -----------------------------------
                                             TITLE